Exhibit 10.16

                           PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT (the "Agreement") dated this 1st day of December, 2000 is made and entered into between Sierra Health Services, Inc., a Nevada corporation ("Sierra"), Health Plan of Nevada, Inc. ("HPN"), Sierra Health and Life Insurance Company, Inc. ("Sierra Health"), 2716 North Tenaya Way Limited Partnership ("Tenaya Partnership" and together with Sierra, HPN, Sierra Health, "Sellers"), and CB Richard Ellis Corporate Partners, LLC, a Delaware limited liability company ("Buyer").

         A. Sellers own certain real property described in Exhibit 1 attached hereto.

         B. This Agreement provides for the sale by Sellers and the purchase by Buyer of the real property identified in Paragraph A above. Buyer and Sellers further agree that concurrently with such sale Sellers, or wholly-owned subsidiaries of Sierra, as the case may be, shall leaseback such properties from Buyer.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

                                    ARTICLE 1
                                  Defined Terms



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1.1      Definitions.   As used herein, the following terms shall have the
meanings given:
         ------------

         "Appraisal" shall have the meaning given in Section 5.1.

         "Business Day" means a calendar day on which banks in Las Vegas, Nevada shall be open to transact business.

         "Buyer's Conditions Precedent" shall have the meaning given in Section 8.1.

         "Close of Escrow" means the date on which the Deeds are recorded.

         "Closing Date" means the date on which the Close of Escrow occurs.

         "Cure Period" shall have the meaning given in Section 4.3.

         "Deposit" shall have the meaning given in Section 3.1(a).

         "Due Diligence Period" shall mean the period ending December 8, 2000. Provided, however, the Due Diligence Period may be extended for up to 10 business days from Buyer's receipt of the items set forth in Subsection 5.1 provided that such extension does not extend beyond December 18, 2000 (the "Extended Review Period").

         "Engineering Report" shall have the meaning given in Section 5.1.

         "Environmental Report" shall have the meaning given in Section 5.1.

         "Escrow"   means  the  escrow   opened  with  Escrow   Holder  for  the
consummation of the transaction described in this Agreement.

         "Escrow Holder" means Land America Title Insurance Company, National Accounts, Los Angeles.

         "Governmental Regulations" means any laws, statutes, ordinances, rules and regulations (including, without limitation, those relating to land use, subdivision, zoning, environmental, toxic or hazardous waste, occupational health and safety, earthquake hazard reduction, building and fire codes) of any governmental authority bearing on the construction, maintenance, use, operation, management or ownership of the Properties.

         "Hazardous Materials" means and includes petroleum, asbestos, polychlorinated biphenyls, urea formaldehyde, and any flammable explosives, radioactive materials or hazardous, toxic or dangerous wastes, substances or related materials or any other chemicals, materials or substances, exposure to which is prohibited, limited or regulated by any federal, state, county, regional or local authority, including, but not limited to, substances defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act, as amended (42 U.S.C. Section 9601, et seq.; the Hazardous Materials Transportation Act (49 U.S.C. Section 1801, et seq); the Resource Conservation and Recovery Act (42 U.S.C. Section 6901, et seq.); and any so-called "Superfund" or "Superlien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material.

         "Improvements" means those certain buildings, installations, paving and landscaping presently situated on each parcel of Land, but not including Sellers' and Tenants' furniture and office equipment, except that as to the Land located at 2716 North Tenaya, "Improvements" shall include the Personal Property.

         "Intangibles" shall mean both of the following to the extent assignable: (a) the Licenses and Permits and (b) all building names (if any) used or useful in connection with each parcel of Land and the Improvements thereon, but only to the extent that the same are not trademarks or trade names of the Sellers or their affiliated companies, together with the Sellers' interest (if any) in and to any service and maintenance contracts, guarantees, books, records, studies, audits, appraisals, plans and specifications, surveys and warranties relating to each parcel of Land and the Improvements thereon.

         "Land" means those certain parcels of land more particularly described in Exhibit 1 attached hereto, together with all right, title and interest of the Sellers in and to all streets, alleys, easements and rights-of-way in, on, across, in front of, abutting or adjoining said land.

         "Lease" refers to a bond net lease covering a Property as more fully described in Section 2.2.

         "Lease Guaranty" refers to an unconditional guaranty of the Tenant's performance of its obligations under a Lease as more fully described in Section 2.2.2.

         "Lender" refers to the entity making the Loan to Buyer.

         "Lender's Title Policy" shall have the meaning set forth in Section 8.1(a).

         "Licenses and Permits" means all licenses, permits, certificates (including, without limitation, certificates of occupancy), reports, authorizations and approvals issued or granted by any governmental authority in connection with each parcel of Land and the Improvements thereon.

         "Loan" shall have the meaning given in Section 8.1(c).

         "Material Adverse Condition" shall mean an environmental or structural condition affecting any Property, the remediation of which would cost in excess of five percent (5%) of the allocated price for such Property as set forth on
Exhibit 5.

         "Memorandum of Lease" refers to a customary, recordable form of memorandum of lease setting forth a description of the leased premises, the parties and the term of the Lease.

         "Opening of Escrow" means the date on which a fully executed copy of this Agreement is delivered to Escrow Holder by Buyer and Sellers.

         "Opinion of Sellers' Counsel" means an opinion letter executed by counsel for Sellers and Tenants that the Deeds, Bills of Sale, this Agreement, the Leases, Lease Guaranties and Subordination, Non-Disturbance and Attornment Agreements have been duly executed by Sellers (or Tenants, if applicable) and are enforceable in accordance with their terms subject to the effect of bankruptcy, insolvency, reorganization, anti-deficiency and other similar laws now or hereafter in effect relating to or affecting the enforcement of creditors' rights generally.

         "Other Contract" refers to the Purchase and Sale Agreement between Buyer and the owners of the Other Properties.

         "Other Properties" are listed on Exhibit 2 attached hereto.


         "Owner's Title Policy" shall have the meaning given in Section 8.1(a).

         "Permitted Exceptions" as to a Property means those Title Exceptions set forth in the applicable Title Commitment or reflected in the applicable Survey, and any other exceptions or conditions that affect or may affect a Sellers' title to or use of such Property, that are approved or deemed to be approved by Buyer in accordance with Section 4.2 and Section 4.3.

         "Personal Property" refers to the portable personal property, including without limitation the desks, chairs, cabinetry, audio and video equipment, screens and other furniture, located in the President's Auditorium, the Chairman's Auditorium and the cafeteria at the 2716 North Tenaya Way Property, which Personal Property shall be conveyed to Buyer as provided herein. At the end of the 15th year of the Lease covering the 2716 North Tenaya Way Property, so long as Tenant is not then in default under such Lease, the Personal Property shall be reconveyed to Sellers. In no event shall Sellers be required to replace any of the Personal Property, but Sellers may, in their sole and absolute discretion, repair and/or replace the Personal Property as reasonably necessary, and any such replacement items shall be deemed Personal Property.

         "Property" refers to one of the parcels of Land together with the Improvements thereon and the Intangibles related thereto. "Properties" refers to all of the Land, Improvements and Intangibles.

         "Purchase Price" shall have meaning given in Section 3.1.

         "Sellers' Certificate" shall have the meaning set forth in Section 10.2.1.

         "Sellers'  Conditions  Precedent"  shall have meaning  given in Section
8.2.

         "Subordination, Non-Disturbance and Attornment Agreement" shall have the meaning specified in Section 10.2.1(h).

         "Survey" shall have the meaning specified in Section 4.1.

         "Tenant" means the tenant under a lease.

         "Title Report" shall have the meaning given in Section 4.1.

         "Title Company" shall mean Land America Title Insurance Company, National Accounts, Los Angeles office.

         "Title Exception" means any lien, deed of trust, security, interest, encumbrance, pledge, assignment, claim, charge, lease (surface, space, mineral, or otherwise), condition, restriction, restrictive covenant, exception, easement (temporary or permanent), right- of way, encroachment, overlap, or other outstanding claim, interest, estate, or equity of any nature that affects a Property.

                                    ARTICLE 2
                               Purchase Leaseback

2.1 Purchase Agreement. Sellers agree to sell and convey the Properties to Buyer and Buyer agrees to purchase the Properties from Sellers, upon the terms and conditions herein set forth.



2.2      Lease.

         2.2.1 Bond Net Lease. For each Property being sold to Buyer hereunder, Buyer and each Tenant, as applicable, agree to execute a separate bond net lease (individually, a "Lease", collectively, the "Leases") under which such Tenant will leaseback such Property from Buyer. Each Lease shall commence on the Close of Escrow and shall have a primary term of 15 years each. Tenant shall have five 5-year renewal options. Rent shall be payable monthly in advance. The annual base rent for the primary term of each Lease is set forth on Exhibit 3 attached hereto. The annual base rent for the 16th year of the Lease term shall be equal to the greater of (a) 101.5% of the annual base rent for the preceding year and
(b) the fair market rent for such Property as of the commencement of the 16th year of the Lease term. The annual base rent for the 17th through the 40th year of the Lease term shall be adjusted upward 101.5% annually.

                  Tenant's obligation under each Lease to pay taxes, insurance premiums, utilities, environmental costs and otherwise to maintain the applicable Property during the term of the Lease will be absolute and unconditional. The Lease shall not permit abatement or cessation of rent or lease termination by Tenant during the lease term for any reason, including casualty loss. Following a casualty loss, Tenant shall promptly restore the Property. Each Lease shall be cross-defaulted with every other Lease (as well as the leases covering the Other Properties) except that in the event of a resale of one or more Properties or Other Properties, each Lease shall be cross-defaulted only with Leases covering Properties and Other Properties owned by the same entity or its affiliate.

                  2.2.2 Lease Guaranty. Sierra and Buyer shall reasonably cooperate in good faith to designate either Sierra or one or more of its subsidiaries to be Tenants under one or more of the Leases. Sierra shall execute and deliver to Escrow Holder before the Closing Date a Lease Guaranty unconditionally guaranteeing Tenant's performance of its obligations under each Lease in which Sierra is not the Tenant.

                  2.2.3 Form of Lease and Lease Guaranty. As soon as practicable, the parties shall negotiate a form of Lease and Lease Guaranty consistent with the provisions of this Section 2.2. In the event the parties have not negotiated a mutually acceptable form of Lease and Lease Guaranty by December 8, 2000, either Sellers or Buyer may elect to terminate this Agreement by written notice to the other party(ies) and to Escrow Holder. In such an event, (a) Sellers shall reimburse Buyer for one half of all Loan fees forfeited by Buyer as a result of the termination of this transaction, which Loan fees (including those under the Other Contract) are expected to total $175,000 and
(b) except as set forth in the preceding subsection (a) and in Sections 5.2 and 10.1, neither party shall have any further rights or obligations hereunder.

         2.2.4 Letter of Credit/Deposit A. Prior to Close of Escrow, the Tenants shall provide an irrevocable standby letter of credit (the "Letter of Credit") or security deposit ("Security Deposit A") in the amount of $5.6 million in favor of Landlord, but which Landlord may assign to Lender. The Letter of Credit shall be issued by a financial institution, and be in a form, reasonably acceptable to Lender. The Letter of Credit and Deposit A may be drawn only in the event of Tenant's monetary default, Tenant insolvency or Lease termination due to Tenant default under a Lease. The Letter of Credit may be drawn by Landlord (or Lender as assignee) as follows:

                  (a) If there have occurred four rental defaults, one month's rent under the Leases will be drawn.

                  (b) If there have occurred four rental defaults, at least two of which have occurred during the previous twelve
                           (12) months, the full amount of the Letter of Credit will be drawn.

                  (c) If there have occurred five rental defaults, the full amount of the Letter of Credit will be drawn.

         (d) If a Lease is terminated due to a Tenant default or if a Tenant insolvency occurs, the full amount of the Letter of Credit will be drawn. "Tenant insolvency" means the filing by a Tenant or Sierra of any petition to take advantage of any state or federal bankruptcy law, insolvency law or other law for the protection of debtors or if any such petition is filed against Tenant or Sierra with its consent or acquiescence or if any such petition is filed against the Tenant or Sierra without its consent or acquiescence and is not dismissed within 45 days.

         The amount of the Letter of Credit (or Security Deposit A if applicable) will be reduced as follows: (a) upon the partial release of any collateral for the Loan and payment of the specified release price for the released asset, the Letter of Credit will be reduced, pro rata, in proportion to the amount of the Loan that is repaid and (b) the amount of the Letter of Credit will be reduced, pro rata, in proportion to the amount of principal amortization that has been paid on the Loan. The Letter of Credit (or Security Deposit A if applicable) will be released upon the first to occur of the following:

                  (a) The loan to value ratio (without taking into account the value of the Letter of Credit and based upon the approved appraised values of the Properties as of closing) is reduced to 65% as a result of a prepayment of the Loan, the partial release of collateral and/or scheduled amortization of the Loan;

                  (b)      Sierra achieves a BBB rating or better from Fitch; or

                  (c)      The Loan is repaid in full.

         2.2.5 Security Deposit B. Prior to Close of Escrow, Tenants shall provide a cash Security Deposit ("Security Deposit B") in the amount of 60 days rent under the Leases. Security Deposit B shall be held in escrow in an interest bearing account for the benefit of the Landlord under the Leases. Security Deposit B and any accrued interest may be drawn by Landlord (upon written notice to escrow and Tenant) under the same circumstances outlined above for the Letter of Credit. In the event of such a draw down, Tenant shall be in default under the Lease until Security Deposit B is replenished. Security Deposit B and any accrued interest thereunder will be released to Tenant upon Sierra achieving a BBB rating by Fitch or upon payoff of the Loan. Upon sale of the 2716 N. Tenaya Way Property, Security Deposit B shall be reduced pro rata with the pay down of the Loan.



                                    ARTICLE 3
                                 Purchase Price

3.1 Purchase Price. The total purchase price for the Properties (the "Purchase Price") and the allocation of the Purchase Price among each of the Properties is set forth on Exhibit 5 attached hereto. Buyer shall pay the Purchase Price to Sellers as follows:

         (a) Within one Business Day following the Opening of Escrow, Buyer shall deposit in Escrow with Escrow Holder an earnest money deposit in immediately available funds in the amount of $125,000. These funds together with any additional deposit made by Buyer pursuant to Section 5.3.2 (collectively, the "Deposit") shall be held by Escrow Holder in an interest bearing account insured by the federal government in an institution as directed by Buyer and reasonably acceptable to Sellers. If the transaction contemplated by this Agreement is consummated as contemplated hereunder, the Deposit plus all interest accrued thereon shall be paid to Sellers and credited against the Purchase Price. If the transaction contemplated by this Agreement is not consummated because of the failure of any Buyer's Condition Precedent or any other reason except for a default under this Agreement on the part of Buyer, Buyer shall immediately recover the Deposit plus all interest accrued thereon. If the transaction contemplated by this Agreement is not consummated because of a default under this Agreement on the part of Buyer, the Deposit plus all interest accrued thereon shall be paid to and retained by Sellers pursuant to
Section 13.1 below.

         (b) The proceeds of the Loan (as described in Section 8.1(c)) shall be deposited into Escrow in immediately available funds on or before the Closing Date.

         (c) Buyer shall pay the balance of the Purchase Price to Escrow Holder by wire transfer of immediately available funds on or before the Closing Date, net of all prorations or adjustments as provided herein.

         (d) The funds deposited into Escrow pursuant to Section 3.1(a), (b) and
(c) shall be disbursed to Sellers (by wire transfer) as directed by Sellers and in accordance with the provisions of Section 10.4.2.

                                    ARTICLE 4
                                Title and Survey

 4.1 Title Documents and Survey. Sellers, at their expense, have furnished Buyer with preliminary title reports (collectively, the "Title Reports", individually, a "Title Report") issued by Nevada Title Company for each Property, together with copies of all documents referred to in the Title Reports. Nevada Title shall share equally in the title premiums and escrow fees, but shall not issue the Title Policies. Sellers have also furnished one print to Buyer and one print to the Title Company of an ALTA survey of each Property (individually, a "Survey", collectively, the "Surveys").

 4.2 Buyer's Approvals. Buyer's obligations under this Agreement are conditioned on Buyer's approval of the Surveys and status of title to each Property. Buyer shall have until December 11, 2000 in which to review all matters reflected in those documents. If Buyer has not notified Sellers in writing of its disapproval of such matters within such period, it shall be deemed to have approved them.

 4.3 Sellers' Option to Cure. If Buyer timely notifies Sellers in writing of its disapproval of any of the title or survey items furnished to Buyer pursuant to
Section 4.1, then Sellers shall, within 10 days after Sellers' receipt of Buyer's notice (such 10 day period referred to herein as the "Cure Period") have the option to satisfy, correct or remove any such title or survey items, obtain title insurance coverage therefor, or provide assurance that such items will be otherwise satisfied, corrected or removed by the Close of Escrow, at Sellers' expense and to Buyer's and Lender's reasonable satisfaction. If, within the Cure Period, Sellers are unable or elect not to eliminate any such item, or provide adequate assurance that it will be eliminated as of the Close of Escrow, Buyer shall have the right to either (a) waive its disapproval of such item or (b) terminate this Agreement. Any items not objected to by Buyer and any items waived by Buyer shall be deemed Permitted Exceptions.

                                    ARTICLE 5
                              Due Diligence Period

 5.1 Sellers' Delivery of Specified Documents. Sellers, at their expense, shall provide to or make available for inspection by Buyer or Buyer's agents, representatives or designees, all of the following as they pertain to the Properties, to the extent the same have not been previously provided or made available:

         (a) The latest property tax bills and assessor's statements of current assessed value;

         (b) Within one Business Day after being notified of the name of an environmental consultant acceptable to Lender, Seller and Buyer shall order, or approve Lender's order of, a current "Phase One" environmental assessment ("Environmental Report") of each Property meeting Lender's requirements, conducted using ASTM standards by an independent environmental consultant registered with the Lender and approved by Buyer, which assessment shall be certified to Buyer and Lender;

         (c) "As-built" plans and specifications of the Improvements including the actual floor area measurements, CAD floor diagrams, detailed gross, rentable and usable floor area calculations for each building, each floor and each subtenant (if any), to the extent the same are in the possession, custody or control of Sellers or their agents.

         (d) Any soils reports and geological studies, to the extent the same are in the possession, custody or control of Sellers or their agents;

         (e) Any covenants, conditions and restrictions, or easements, of which Seller has knowledge and which have not been provided to Buyer by the Title Company;

         (f) Any written notices, reports, citations, orders, or decisions relating to the Properties from any governmental authorities, to the extent the same are in the possession, custody or control of Sellers or their agents;

         (g) Copies of all documents relating to the presence or absence of any endangered species, environmentally sensitive areas or environmental conditions on the Properties, to the extent the same are in the possession, custody or control of Sellers or their agents;

         (h)      True and correct copies of all Licenses and Permits;

         (i) Within one Business Day after being notified of the name of an appraiser acceptable to Lender, Seller and Buyer shall order, or approve Lender's order of, an MAI appraisal (the "Appraisal") of each Property performed by an appraiser approved by, and certified to, Buyer and Lender, setting forth the fair market value of the Property;

         (j) Within one Business Day after being notified of the name of an engineering firm acceptable to Lender, Seller and Buyer shall order, or approve Lender's order of, a written structural engineering report together with a PML seismic study (collectively, "Engineering Report") as to each Property by an engineering firm approved by, and certified to, Buyer and Lender;

         (k) Subtenant estoppel certificates and copies of any leases and subleases in form acceptable to Buyer and Lender as to any subtenants not on a month-to-month sublease, rent rolls and an aged receivable report relating to sublease income;

     (l) A statement, certified by the applicable Seller, itemizing the real estate operating expenses (taxes, utilities, maintenance, etc.) and rental income for the last two years and for the most recent quarter, in the form customarily prepared by Sellers;

     (m) Statements of insurance coverage and premiums by policy type and copies of insurance policies;

         (n) The most recent title report, including copies of all listed exceptions;

         (o) Access to all warranty agreements and copies of those warranty agreements covering property with an original cost of greater than $10,000;

         (p) Access to all operating, management and maintenance contracts, if any, and any amendments and letter agreements relating thereto and a list of all such agreements setting forth the name of the vendor, the service provided and the vendor's monthly (or yearly) fee;

         (q)      A list of Personal Property to be conveyed.

5.2 Right of Access and Investigation. Before the Close of Escrow, upon reasonable notice to Sellers and upon Sellers' consent, Buyer shall have the right to conduct any investigations of the Properties as it desires, including without limitation, soils conditions, engineering, and accessibility. Buyer shall conduct all such investigations in a manner that shall minimize disruption of the businesses being conducted on the subject Property. Buyer shall indemnify, defend, and hold Sellers, Tenants and their employees and business invitees harmless from all liabilities and expenses (including reasonable attorneys' fees, but excluding any consequential or special damages) resulting directly from Buyer's investigations of the Properties. Provided, however, that any third-party consultants or experts selected by Buyer shall be required to provide evidence of liability insurance in amounts and with coverage customary in the industry, and reasonably acceptable to Sellers. This indemnity shall survive the Close of Escrow and the termination of this Agreement. Buyer further agrees that Sellers, Tenants and their employees and business invitees are released from any and all liability relating to any claim for injury, death, sickness or property damage arising from or in connection with investigation of the Properties by Buyer, its managers, officers, employees and affiliates, or others acting for the benefit of Buyer.

5.3      Buyer's Termination or Acceptance of Due Diligence.

         5.3.1 At any time prior to December 8, 2000, Buyer may in its sole and absolute discretion terminate this Agreement if Buyer is not satisfied with its review of the matters specified in Section 5.1, or for any other reason, by giving Sellers written notice of termination. Provided, however, that with respect to items set forth in Section 5.1, the written notice of termination may be sent during the Extended Review Period, but only in accordance with the provisions of Section 5.3.2. If Buyer timely terminates this Agreement, Buyer shall immediately recover the Deposit plus all interest accrued thereon.

         5.3.2 If Buyer does not terminate this Agreement pursuant to Section 5.3.1, then:

                  (a) Within one Business Day after expiration of the Due Diligence Period, Buyer shall wire transfer an additional $125,000 to Escrow Holder which funds shall be part of the Deposit;

                   (b) (i) If Buyer has learned of a Material Adverse Condition affecting any Property other than the 2716 North Tenaya Way Property, then Buyer may terminate this Agreement as to the affected Property or Properties by giving the applicable Seller during the Due Diligence Period, or the Extended Review Period, if applicable, a written notice of termination specifying the Material Adverse Condition or Conditions and the affected Properties. However, if the Material Adverse Condition is correctable, this Agreement shall remain in effect as to the affected Property provided that within three Business Days of such notice, the applicable Seller gives Buyer and Escrow Holder a Notice of Intent to Correct Material Adverse Condition. The term "Notice of Intent to Correct Material Adverse Condition" refers to a written notice signed by the applicable Seller reflecting Seller's intent to correct the Material Adverse Condition and instructing Escrow Holder that unless Seller has corrected the Material Adverse Condition before Close of Escrow, Buyer shall receive a credit at Close of Escrow for an amount equal to the cost of correction (as determined by Lender) which amount shall be retained by Lender and disbursed to Seller after correction of the Material Adverse Condition. If the applicable Seller fails to give timely Notice of Intent to Correct Material Adverse Condition, then this Agreement shall be terminated as to the affected Property or Properties, the parties shall proceed with the sale of the remaining Properties and the Purchase Price shall be reduced by the amount allocated to the applicable Properties in
Exhibit 5;

     (ii) If Buyer learns of a Material Adverse Condition affecting the 2716 North Tenaya Way Property, then Buyer may terminate this Agreement by giving the 2716 North Tenaya Way Seller during the Due Diligence Period, or the Extended Review Period, if applicable, a written notice of termination specifying the Materially Adverse Condition or Conditions and the affected Property. However, if the Material Adverse Condition is correctable, this Agreement shall remain in effect provided that within three Business Days of such notice, the 2716 North Tenaya Way Seller gives Buyer and Escrow Holder a Notice of Intent to Correct Material Adverse Condition. If the 2716 North Tenaya Way Seller fails to give timely Notice of Intent to Correct Material Adverse Condition, then this Agreement shall terminate as to all Properties in which case Sellers shall pay Lender's out of pocket costs that Buyer would otherwise be obligated to pay in an amount not to exceed $75,000; and


                  (c) The only remaining contingencies to Buyer's obligation to consummate the transaction contemplated herein (as to any Properties remaining after application of this Section 5.3.2) shall be Buyer's Conditions Precedent as set forth in Section 8.1 below.


                                    ARTICLE 6
              Representations, Warranties, and Covenants of Sellers

6.1 Representations and Warranties of Sellers. Sellers represent and warrant to Buyer as provided below in this Article 6. The representations and warranties of Sellers contained in this Agreement are made as of the date of this Agreement and as of the Close of Escrow and shall survive the Close of Escrow for a period of one year. For purposes of this Section 6.1, the term "Sellers' actual knowledge" shall mean the actual knowledge of the following officers of Sellers after due inquiry by each: Dr. Anthony Marlon, William Godfrey, Paul Palmer and Frank Collins.

         (a) There are no adverse or other parties in possession of the Properties other than as shown in the inter-company occupancy agreements amongst Sellers' affiliated entities, leases or subleases provided and/or disclosed to Buyer pursuant to this Agreement.

         (b) Each of the Sellers, as applicable, owns and shall convey to Buyer fee simple title to each respective Property, free and clear of all liens, encumbrances, charges, easements, interests or other rights, subject only to the Permitted Exceptions approved by Buyer pursuant to this Agreement.

         (c) Sellers have the full right, power, and authority to sell and convey their respective interests in the Properties as provided in this Agreement and to carry out Sellers' respective obligations hereunder and under any other documents and instruments executed by Sellers pursuant hereto, and all requisite action necessary to authorize Sellers to enter into this Agreement and to carry out Sellers' respective obligations hereunder and under any other documents and instruments executed by Sellers pursuant hereto has been, or on or before the Closing Date, will have been, taken.

         (d) All of the individuals executing this Agreement and any other documents and instruments executed by Sellers pursuant hereto have the legal power, right, and actual authority to bind the respective Seller to the terms and conditions hereof and thereof.

         (e) This Agreement is, and the Leases, the Lease Guaranties (if applicable) and all documents required hereby to be executed by Sellers (or Tenants) shall be, valid, legally binding obligations of and enforceable against Sellers (or Tenants if applicable) in accordance with their terms, subject only to applicable bankruptcy, insolvency, reorganization, moratorium laws or similar laws or equitable principles affecting or limiting the rights of contracting parties generally.

     (f) Sellers and Tenants are in good standing in the State of Nevada and are authorized to do business in the State of Nevada.

         (g) Sellers have not received written notice from any governmental authority requiring Sellers to correct any condition with respect to all or any portion of any Property by reason of a violation of any Governmental Regulation which has not been corrected; and Sellers have not received written notice of any pending condemnation action with respect to all or any portion of any Property. As of the Closing Date, the Properties will comply fully with all Governmental Regulations.

         (h) To the best of Sellers' actual knowledge, there are no pending claims, suits, actions, or arbitrations or regulatory, legal or other proceedings or investigations which affect the Properties or Sellers' rights and obligations under this Agreement.

         (i) To the best of Sellers' actual knowledge, each Property has access to public streets and utilities necessary for the operation of the Property.

         (j) To the best of Sellers' actual knowledge, except as shown on the Surveys, there are no encroachments on the Land nor any encroachments by the Improvements onto any easements, streets or adjoining property.

         (k) Sellers have not received notice of, and have no actual knowledge or information of, any pending change in any Governmental Regulations applicable to any Property which would result in any material change in any physical condition of any Property or in any way limit or impede in any material respect the intended operations of any Property.

         (l) The execution and delivery of this Agreement, the Leases and the Lease Guaranties (if applicable), the consummation of the transactions contemplated in this Agreement and in the Leases, and the compliance with the terms of this Agreement, the Leases and the Lease Guaranties (if applicable) will not conflict with or result in a violation of any applicable Governmental Regulations or any judgment, order, or decree of any court having jurisdiction over any Seller or any Property.

         (m) None of the Sellers is a "foreign person" as that term is defined in Section 1445 of the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

         (n) As of the Closing Date, there will not be any new agreements entered into by Sellers or their respective predecessors-in-interest with respect to any Property which would create a lien or encumbrance on any Property, and Buyer will not be subject to any liabilities or obligations arising from any such agreements. Provided, however, that in the event of a lien or non-consensual encumbrance, Sellers shall not be in default of this provision if they shall cause the same to be insured over by title insurance, or released of record by filing a security bond, in any such case, at Sellers' sole expense.

         (o) All operations or activities upon, or use or occupancy of the Properties by Sellers, or to the best of Sellers' actual knowledge by any prior or current owner, tenant or occupant of the Properties, has been in all material respects in compliance with all Governmental Regulations governing or in any way relating to the generation, handling, manufacturing, treatment, storage, use, transportation, spillage, leakage, dumping, discharge or disposal (whether accidental or intentional) of Hazardous Materials, and neither Sellers, nor to the best of Sellers' actual knowledge any prior or current tenant, occupant or prior owner of the Properties, has engaged in or permitted any dumping, discharge, disposal, spillage or leakage (whether legal or illegal, accidental or intentional) of such Hazardous Materials, at, on, in or about any Property. To the best of Sellers' actual knowledge, and except as otherwise disclosed to Buyer by Sellers, there is not present upon any Property, any Hazardous Materials, or any structures, fixtures, equipment or other objects or materials containing Hazardous Materials in violation of any Governmental Regulation.
Except as otherwise disclosed to Buyer by Sellers, there are no underground storage tanks present on any Property. To the best of Sellers' actual knowledge, there is no proceeding or inquiry by any governmental authority with respect to the presence of Hazardous Materials on any Property or the migration thereof from or to other property.

         (p) To the best of Sellers' actual knowledge, all documents or copies thereof delivered by Sellers to Buyer, including those delivered pursuant to
Section 5.1 above are true, complete and accurate and have not been amended or modified except as disclosed in writing to Buyer.

         (q) Exhibit 1 accurately reflects the actual square footage of the applicable Improvements.

         (r) As of the Close of Escrow, no Seller (including Sierra) shall be in default under the terms of any of the loan documents relating to Sierra's line of credit wherein Bank of America is acting as lead creditor("Credit Line").

         The warranties in this Section 6.1 are subject to exceptions for the matters (if any) referenced on the Disclosure List attached as Exhibit 6 to this Agreement, which Disclosure List may be supplemented by Sellers at any time prior to Closing. Provided, however, that should any such supplement reveal a Material Adverse Condition not previously disclosed or known by Buyer, Buyer shall have the right to immediately provide Sellers a written notice of termination as provided in Section 5.3.2(b).

         6.2 Additional Covenants and Agreements of Sellers. Sellers covenant and agree with Buyer that from the date of this Agreement until the Closing Date or earlier termination of this Agreement, Sellers shall (i) materially comply with all Governmental Regulations affecting the Properties, (ii) advise Buyer promptly of any litigation, arbitration or administrative hearing concerning any Property, (iii) advise Buyer promptly of any material damage to or destruction of any Property, (iv) advise Buyer promptly after Sellers' discovery of any fact or circumstance which would make any of the warranties and representations of Sellers herein contained inaccurate in any material respect, (v) not enter into any new occupancy agreements, leases or subleases (not cancellable on 30 days' notice) relating to any Property, without Buyer's prior written consent, that will bind Buyer or affect any Property after the Close of Escrow, (vi) maintain the Properties in good condition, (vii) keep all existing insurance policies affecting the Properties in full force and effect, (viii) use due diligence and its best efforts to keep in full force and effect and/or renew all Licenses and Permits, (ix) not convey all or any portion of any Property, and, after the Due Diligence Period, Sellers will not, without the prior written consent of Buyer, which consent will not be unreasonably withheld or delayed, subject any Property to any additional liens, encumbrances (unless Sellers bond around or insure over), covenants, conditions, easements, rights of way or similar matters (it being reasonable for Buyer to withhold consent to any of the same if the value of the Property would be affected thereby) (x) not make any material alterations to any Property and (xi) provide Buyer with (A) a weekly written update of the status of Sellers' efforts to cure the default presently existing under the Credit Line (B) 24 hour written notice of any material change in the status of such efforts and (C) as soon as practicable, written evidence that the default has been cured or will be cured upon consummation of this transaction.

                                    ARTICLE 7
                     Representations and Warranties of Buyer

     7.1 Buyer represents and warrants to Sellers as of the date of this Agreement and as of the Close of Escrow:

         (a) Buyer has the full right, power, and authority to purchase the Properties from Sellers as provided in this Agreement and to carry out Buyer's obligations hereunder and under any other documents and instruments executed by Buyer pursuant hereto, and all requisite action necessary to authorize Buyer to enter into this Agreement and to carry out Buyer's obligations hereunder and under any other documents and instruments executed by Buyer pursuant hereto has been, or on the Closing Date, will have been, taken;

         (b) All of the individuals executing this Agreement and any other documents and instruments executed by Buyer pursuant hereto have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof.

                                    ARTICLE 8
            Conditions Precedent to Buyer's and Sellers' Performance

8.1 Conditions to Buyer's Obligation. Buyer's obligation to purchase the Properties under this Agreement is subject to the satisfaction of each of the following conditions ("Buyer's Conditions Precedent") any of which may be waived in whole or in part only in writing by Buyer at or prior to the Closing Date:

         (a) The Title Company shall be ready, willing and able to issue as of the Close of Escrow (i) ALTA extended coverage owners policies of title insurance (including mechanics' lien coverage, Form B-1970)("Owner's Title Policies") insuring fee ownership of each Property in the name of Buyer or its assignee in the amount of the Purchase Price allocated to such Property in
Exhibit 5, subject only to the Permitted Exceptions and other items that have been approved by Buyer pursuant hereto with endorsements confirming that: (A) each Property is as shown on the applicable Survey (CLTA endorsement 116.1), (B) each Survey shows the correct location and dimensions of the applicable Property (CLTA endorsement 116), (C) each Property consists of one or more separate tax parcels, (D) each Property is one contiguous parcel (CLTA Form 116.4), (E) each Property is in compliance with all zoning laws (ALTA Form 3.1 and/or a zoning letter from the appropriate local land use agency, as required by the Lender),
(F) each Property has road access (CLTA Endorsement 103.7) and, (G) such other endorsements as Buyer may reasonably require and (ii) ALTA lender's policies of title insurance ("Lender's Title Policies") in the original principal amount of the Loan with the endorsements referred to in Subsections (i) (A)-(F) above and the following endorsements: (A) covering loss from an environmental protection lien (ALTA Form 8.1) and (B) covering losses relating to restrictions, encroachments and minerals (ALTA Form 9). The Owner's and Lender's Title Policies shall be reinsured in an amount, and by a company or companies, acceptable to both Buyer and Lender.

     (b) Sellers shall have  delivered to Escrow  Holder the items  described in
Section 10.2.1.

         (c) Buyer shall have obtained (and the proceeds thereof shall have been deposited into Escrow) a nonrecourse loan (the "Loan") of not less than 75% of the Purchase Price secured by first deeds of trust on each of the Properties, which Loan (i) shall be amortized on a 15 year schedule and shall bear interest at a rate not greater than LIBOR plus 225 basis points (ii) shall require the holder of the Loan ("Lender") to release a Property or Properties from liens securing such Loan upon payment to Lender of an amount equal to 115% of the Loan balance allocated to such Property or Properties (iii) shall not contain any yield maintenance premiums, bond deposit requirements, lockouts or any similar limitations upon, or penalties for, Loan prepayment and (iv) shall have a term of one year (plus such extensions as are set forth in the current Fleet Bank term sheet). Buyer agrees to keep Sellers reasonably apprised of the status of the Loan and shall within one (1) business day after receipt of notice from Lender that one or more of the Properties will not be financed, send Sellers notice thereof.

         (d)  There   shall  be  no   material   breach   of  any  of   Sellers'
representations, warranties or covenants set forth in Sections 5.1, 5.2, 6.1, and 6.2 as of the Close of Escrow.

         (e) Buyer shall not have terminated this Agreement in accordance with Sections 4.3, 5.3, 11.1 or 11.2 as to the Properties to be sold.

         (f) All parties shall be ready, willing and able to close the sale-leaseback described in, and in accordance with, the Other Contract.

8.2 Conditions to Sellers' Obligation. Sellers' obligation to sell the Properties under this Agreement is subject to the satisfaction of each of the following conditions ("Sellers' Conditions Precedent") any of which may be waived in whole or in part only in writing by Sellers at or prior to the Closing
Date:

     (a) There shall be no material breach of any of Buyer's representations and warranties set forth in Article 7, as of the Close of Escrow.

     (b) Buyer shall have  delivered  to Escrow  Holder the items  described  in
Section 10.2.2.

         (c) All parties shall be ready, willing and able to close the sale-leaseback described in, and in accordance with, the Other Contract.

8.3 Failure of Sellers' or Buyer's Conditions Precedent. If any of Sellers' or Buyer's Conditions Precedent are not satisfied or waived in writing by the applicable party on or before the Closing Date, this Agreement shall terminate in accordance with Section 10.1, subject to the provisions of Article 13.

8.4 Termination of Escrow. Upon termination of this Escrow as to all Properties, Escrow Holder shall promptly return to Sellers and Buyer any funds and documents deposited by them, respectively, into Escrow, except as otherwise provided herein.

                                    ARTICLE 9
                                Opening of Escrow

         Buyer and Sellers shall, within one business day after the final execution of this Agreement by all parties, cause the Opening of Escrow by delivering a fully executed copy of this Agreement to Escrow Holder. The Escrow Holder is authorized and instructed to act in accordance with this Agreement, which shall constitute escrow instructions for this transaction. If the Escrow Holder requires any additional instructions, Buyer and Seller shall execute and deliver to Escrow Holder any such additional or supplementary instructions as may be necessary or convenient to implement the terms of this Agreement and close the transaction contemplated hereby, provided that they are not inconsistent with the terms of this Agreement.

                                   ARTICLE 10
                                 Close of Escrow

10.1 Date and Place of Close of Escrow. Escrow shall close after all conditions have been satisfied or waived on a date mutually agreed upon by the parties that is no later than December 29, 2000. If Escrow does not close by December 29, 2000, unless mutually extended, upon written demand of either party the Escrow Holder shall return to each party who has complied with all of its obligations under this Agreement, all funds and documents deposited in Escrow by such party. In addition, Buyer shall use its best efforts in requesting Lender to release to Seller, or at Seller's option, assign all due diligence materials ordered and processed or received, including but not limited to, materials and reports obtained pursuant to Section 5.1(b), (i) and (j), to parties designated by Seller. The Close of Escrow shall take place in the offices of Nevada Title Company in Las Vegas, Nevada or such other place as is mutually acceptable to Buyer and Sellers, although Buyer and Sellers need not be physically present at the Close of Escrow.

10.2     Items to be Delivered at the Close of Escrow.

10.2.1 By Sellers.  Sellers  shall  deliver or cause to be  delivered  to Escrow
     Holder  on  or  prior  to  the  Closing  Date  the  -----------   following
     instruments and documents for the Properties:

                  (a) Deeds. A Grant, Bargain, Sale Deed for each Property ("Deed") duly executed and acknowledged in recordable form by the appropriate Seller, conveying the Property to Buyer.

     (b) Leases. The Leases duly executed by Tenants, each accompanied by a Memorandum of Lease, in recordable form. -------

     (c) Lease Guaranties. A Lease Guaranty duly executed by Sierra, as to any Lease in which Sierra is not the Tenant.

(d) Sellers' Certificate. A certificate ("Sellers' Certificate") executed by Sellers providing that Sellers' representations made in this Agreement are correct as of the Close of Escrow.

                  (e) Non-Foreign Certification. A certification duly executed by each Seller ("FIRPTA Certificate"), setting forth such Seller's address and federal tax identification number and certifying that such Seller is a "United States Person" and that such Seller is not a "foreign person" in accordance with Sections 7701 and 1445 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

                  (f) Proof of Authority. Such proof of Sellers' (and Tenants') authority and authorization to enter into this Agreement and consummate the transactions contemplated hereby, and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, documents or certificates on behalf of Sellers (or Tenants) to act for and bind Sellers (or Tenants), as applicable, as may be reasonably required by the Title Company or Buyer.

     (g)   Lien   Affidavits.   Any   lien   affidavits   or   mechanic's   lien
indemnifications as may be reasonably requested by the Title Company in order to issue the Owner's and Lender's Title Policies.

                  (h) Subordination, Non-Disturbance and Attornment Agreements. Subordination, Non-Disturbance and Attornment Agreements, in forms reasonably acceptable to Lender and Sellers, duly executed by Tenants, subordinating the Leases to the deeds of trust securing repayment of the Loan.

     (i) Opinion of Sellers' Counsel. The original duly executed Opinion of Sellers' Counsel in form and substance reasonably satisfactory to Buyer and Lender.

                  (j) REA. A Reciprocal Easement Agreement, an amendment to existing Reciprocal Easement Agreements, or other documentation in form and substance reasonably satisfactory to Buyer and Lender assuring adequate parking to the Properties.

               (k) Letter of Credit/Security Deposits. (A) Security Deposit B and (B) the Letter of Credit or Security Deposit

A.

                    (l) Other Documents. Any other documents or instruments required to consummate the transaction in accordance with this Agreement.

     10.2.2 By Buyer. Buyer shall deliver or cause to be delivered to Escrow Holder on or prior to the Closing Date the following instruments and documents:

                  (a) Purchase Price. The Purchase Price and Buyer's share of closing costs.


                  (b) Leases. The Leases duly executed by Buyer, each accompanied by a Memorandum of Lease in recordable form.
                           -------

                  (c) Proof of Authority. Such proof of Buyer's authority and authorization to enter into this Agreement and consummate the transactions contemplated hereby, and such proof of the power and authority of the individual(s) executing and/or delivering any instruments, documents or certificates on behalf of Buyer to act for and bind Buyer as may be reasonably required by the Title Company or Sellers.

(d) Other Documents. Any other documents or instruments required to consummate the transaction in accordance with this Agreement.

10.3 Cost of Closing. Sellers shall pay the direct cost of the Owner's and Lender's Title Policies and all other charges of the Title Company, Surveys, Environmental Reports, Appraisals, Engineering Reports, 1/2 of all escrow fees, all transfer taxes payable on recordation of the Deeds and the deeds of trust securing the Loan, all recording fees and all sales, use and ad valorem taxes connected with Close of Escrow. Buyer shall pay 1/2 of all escrow fees. Each party shall bear the expense of its own counsel. This Section shall survive the Close of Escrow for all purposes.

     10.4 Disbursements and Other Actions by Escrow Holder. At the Close of Escrow, Escrow Holder shall promptly:


         10.4.1 Recording. With respect to each Property, cause first the REA, then the Deed, then the deed of trust securing the Loan, then the Memorandum of Lease, then the Subordination, Non-Disturbance and Attornment Agreement and then any other documents which Buyer and Sellers may mutually direct, to be recorded in the official records of the county in which the applicable Property is located and obtain conformed copies thereof for distribution to Buyer and Sellers.

         10.4.2 Funds. Promptly following recordation of each of the documents set forth in Section 10.4.1, disburse all funds deposited with Escrow Holder by Buyer as follows:

                  (a) Deduct all items chargeable to the account of Sellers pursuant this Agreement.

                  (b) Disburse the expenses payable by Buyer and Sellers pursuant to this Agreement to the parties entitled thereto.

                  (c) Disburse the balance of the Purchase Price to Sellers.

                  (d) Disburse the remaining balance of the funds, if any, to Buyer.

         10.4.3 Title Policies. Direct the Title Company to issue the Owner's Title Policies to Buyer and the Lender's Title Policies to Lender.

         10.4.4 Delivery of Documents to Buyer. Deliver to Buyer the Sellers' Certificate and Opinion of Sellers' Counsel, one executed counterpart copy of each Lease, the FIRPTA Certificate, and any other documents (or copies thereof) deposited into Escrow by Sellers pursuant hereto. The Deeds and REA shall be delivered to Buyer after recordation. Deliver the Letter of Credit or Security Deposit A (as applicable) to Lender and hold Security Deposit B in an interest bearing account pursuant to the provisions of this Agreement.

         10.4.5 Delivery of Documents to Sellers. Deliver to Sellers one executed counterpart copy of each Lease and any other documents (or copies thereof) deposited into Escrow by Buyer pursuant hereto. After recordation, the Subordination, Non-Disturbance and Attornment Agreements shall be delivered to Lender with a copy to Sellers and Buyer and the Lease Memoranda shall be delivered to Buyer, with a copy to Sellers.

                                   ARTICLE 11
                            Casualty or Condemnation

11.1 Eminent Domain or Taking. If, before the Close of Escrow, any material portion of any Property is taken or if the access thereto or available parking area therefor is reduced or restricted, by eminent domain (or is the subject of a pending, threatened or contemplated taking which has not been consummated), Sellers shall immediately notify Buyer of such fact. In such event, Buyer shall have the option, in its sole and absolute discretion to (a) terminate this Agreement as to the affected Property or Properties by notice to Sellers, or (b) purchase the Properties without any reduction in the Purchase Price. Buyer's election shall be made by written notice to Sellers given not later than Close of Escrow. If Buyer does not exercise its option to terminate this Agreement, or if there has been a nonmaterial taking by eminent domain, neither party shall have the right to terminate this Agreement, but the Sellers shall assign and turn over, and the Buyer shall be entitled to receive and keep that portion of Sellers' condemnation award allocable to loss of use of the condemned Property for the period of time beginning 15 years after the Closing Date and the parties shall proceed to the Close of Escrow without modification of the terms of this Agreement and without any reduction in the Purchase Price or in the base rent payable under the applicable Lease. Unless or until this Agreement is terminated as to a condemned Property, Sellers shall take no action with respect to any eminent domain proceeding without the prior written consent of Buyer.

11.2 Casualty. If, before the Close of Escrow, any part of any Property is damaged or destroyed by casualty, Sellers shall immediately notify Buyer of such fact. If such damage or destruction is "material", Buyer shall have the option in its sole and absolute discretion, either to (a) terminate this Agreement as to the affected Property by notice to Sellers, or (b) purchase the Property without reduction of the Purchase Price. Buyer's election shall be made by written notice to the Sellers given not later than Close of Escrow. For purposes of Article 11, "material" shall be deemed to be any damage or destruction where the cost of repair or replacement of the affected Property is estimated to exceed the lesser of $250,000 and 5% of the Purchase Price allocated to such Property in Exhibit 5 or shall take more than six months to repair, in Buyer's good faith judgment. If Buyer does not exercise its option to terminate this Agreement or if the damage is not material, Sellers shall be entitled to receive and keep all insurance proceeds payable to it with respect to such destruction which shall then be reasonably repaired by Sellers and the parties shall proceed to the Close of Escrow without modification of the terms of this Agreement and without any reduction in the Purchase Price or in the base rent payable under the applicable Lease, such repair by Sellers to be completed in accordance with the provisions of the Lease.

                                   ARTICLE 12
                                 Indemnification

12.1 Brokers. Each party represents and warrants to the other party that they have not dealt with any real estate broker, agent, finder, or any other party in connection with this transaction, except CB Richard Ellis, Inc. ("Broker") whose commission will be paid by Sellers pursuant to a separate agreement between Sierra and Broker. Each party shall indemnify and hold the other party harmless from any loss, liability, damage, or expense (including, but not limited to, reasonable attorney's fees) resulting to the other party from a breach of the representation and warranty made by such party in this Section 12.1.
Notwithstanding anything to the contrary contained herein, the indemnities set forth in this Article shall survive the Close of Escrow and the termination of this Agreement.

12.2 Indemnification of Buyer. Sellers shall indemnify Buyer and its principals and agents against, and shall hold Buyer and its principals and agents harmless from, all claims, actions, losses, damages, expenses, reasonable attorneys' fees, and other liabilities (including without limitation tenant improvement costs or allowance and concessions including free rent, if any) incurred by Buyer relating to the Properties which arise from events which (a) occurred during Sellers' ownership of the Properties or (b) which constitute a violation of one or more representations, warranties or covenants of Sellers hereunder, and do not relate to obligations or liabilities expressly assumed by Buyer hereunder.

                                   ARTICLE 13
                                     Default

13.1 Buyer's Default. IF THE SALE OF THE PROPERTIES DOES NOT CLOSE AS A RESULT OF DEFAULT HEREUNDER BY BUYER, ESCROW HOLDER SHALL DELIVER THE DEPOSIT PLUS ALL INTEREST ACCRUED THEREON TO SELLERS AS LIQUIDATED DAMAGES AS SELLERS' SOLE REMEDY. THE PARTIES AGREE THAT SELLERS' ACTUAL DAMAGES IN THE EVENT OF A DEFAULT BY BUYER WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO ASCERTAIN AND THE DEPOSIT PLUS ACCRUED INTEREST REPRESENTS THE PARTIES' REASONABLE ESTIMATE OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, THIS LIQUIDATED DAMAGES PROVISION SHALL NOT LIMIT BUYER'S INDEMNITY OBLIGATIONS UNDER SECTIONS 5.2 AND 12.1.

SELLERS' INITIALS:_______                   BUYER'S INITIALS:________

13.2 Sellers' Default. If the sale of the Properties to Buyer does not close solely as a result of default hereunder by Sellers, Escrow Holder shall refund the Deposit and all interest accrued thereon to Buyer and Buyer may obtain a decree of specific performance or may recover compensatory damages not to exceed the sum of $1,150,000 plus Buyer's actual out of pocket costs less any compensatory damages recovered by Buyer under the Other Contract. Sellers waive the right to assert the defense of lack of mutuality in any suit for specific performance instituted by Buyer.

13.3     Survival.  The provisions of this Article shall survive the Close of
Escrow.
         ---------


                                   ARTICLE 14
                                  Miscellaneous

14.1 Notices. All notices required or permitted hereunder shall be in writing and shall be served on the parties at the following addresses:

         If to Sellers:             Sierra Health Services, Inc.
                                    2724 North Tenaya Way
                                    Las Vegas, Nevada 89128
                                    Attention:       William Godfrey
                                    Telephone:       (702) 242-7014
                                    Facsimile:       (702) 242-1532
                  and

                                    Sierra Health Services, Inc.
                                    2724 North Tenaya Way
                                    Las Vegas, Nevada 89128
                                    Attention:       Frank Collins, Esq.
                                    Telephone:       (702) 242-7189
                                    Facsimile:       (702) 242-1532

         With a copy to:            Schreck Brignone Godfrey
                                    1200 Bank of America Plaza
                                    300 South Fourth Street
                                    Las Vegas, Nevada 89101
                                    Attention:       Leslie Terry Jones, Esq.
                                    Telephone:       (702) 382-2101
                                    Facsimile:       (702) 382-8135

         If to Buyer:               CB Richard Ellis Corporate Partners, LLC
                                    c/o CB Richard Ellis Investors L.L.C.
                                    865 South Figueroa Street, Suite 3500
                                    Los Angeles, California 90017-2543
                                    Attention:       Howard Sands
                                    Telephone:       (213) 683-4200
                                    Facsimile:       (213) 683-4336

         With a copy to:            Gorman & Miller
                                    201 Santa Monica Blvd., Suite 320
                                    Santa Monica, California  90401
                                    Attention:       Ken Miller
                                    Telephone:       (310) 394-4747
                                    Facsimile:       (208) 330-9028

         Escrow Company:   Commonwealth Land Title Insurance company
                                    888 West Sixth Street
                                    Los Angeles, California 90017
                                    Attention: Lee Mellen
                                    Telephone: (213) 627-7070, Ext. 106
                                    Facsimile: (213) 627-8722

         Title Company:             Land America Title Insurance Company
                                    818 West Sixth Street
                                    Los Angeles, California 90017
                                    Attention: Valerie Poindexter Curry
                                    Telephone: (213) 627-7070, Ext. 102
                                    Facsimile: (213) 627-8722

Any such notice shall be either (a) sent by certified mail, return receipt requested, in which case notice shall be deemed delivered three Business Days after deposit, postage prepaid, in the U.S. mail, (b) sent by overnight mail delivery using a nationally recognized overnight courier, in which case it shall be deemed delivered one Business Day after deposit with such courier, or (c) sent by personal delivery. The above addresses may be changed by written notice to the other parties.

14.2 Governing Law. This Agreement is being executed and delivered in the State of Nevada and the laws of Nevada shall govern the validity, construction, enforcement, and interpretation of this Agreement, unless otherwise specified herein.

14.3 Entirety and Amendments. This Agreement embodies the entire agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the Properties, and may be amended or supplemented only by an instrument in writing executed by the party against whom enforcement is sought.

14.4 Further Acts. In addition to the acts and documents recited in this Agreement and contemplated to be performed, executed, or delivered under this Agreement, Sellers and Buyer agree to perform, execute and deliver or cause to be performed, executed and delivered at the Close of Escrow or after the Close of Escrow all further acts, documents and assurances reasonably necessary to consummate the transactions contemplated hereby and shall use their good faith efforts to accomplish the Close of Escrow in accordance with the provisions hereof.

14.5 Multiple Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same contract and any of the parties to this Agreement may execute the Agreement by signing any of the counterparts.

14.6     Exhibits.   All attached exhibits are incorporated in, and made a part of, this Agreement for all purposes.


14.7 Assignment. Buyer shall have the right to assign its rights and obligations under this Agreement, by giving prior written notice to Sellers, to a single purpose entity approved by the Lender, so long as such assignee expressly assumes the obligations of Buyer hereunder. Buyer shall also have the right (upon written notice to Sellers at least one Business Day before the Closing
Date) to nominate any single purpose entity approved by the Lender to be the grantee under any Deed and to be named as Buyer (or Landlord) under the applicable Lease, Lease Guarantee, Seller's Certificate and other documents to be executed by Seller hereunder with respect to the applicable Property. Sellers shall cooperate with Buyer and its assignee/nominees to effectuate the sale of Buyer's interests hereunder with respect to any Property. Any assignee/nominee shall succeed to all the rights of Buyer hereunder. Notwithstanding the foregoing, no such assignment/nomination shall relieve Buyer from its liability under this Agreement until the Close of Escrow, whereupon Buyer shall be fully relieved from any further liability under this Agreement, except for its indemnity obligations under Section 5.2. Sellers shall not have the right to assign their rights under this Agreement to any person or entity without the prior written consent of Buyer, which may be withheld in the sole discretion of Buyer.

14.8 Severability. If any term or provision of this Agreement is held invalid or unenforceable, the remainder of this Agreement shall not be affected.

14.9 Waivers. No waiver of any breach of this Agreement shall be deemed a waiver of any other breach. No extension of time for performance of any obligation or act shall be deemed an extension of time for performance of any other obligation or act.

14.10  Survival  of   Representations.   The  agreements,   representations  and
warranties made herein shall survive the Close of Escrow and shall not merge into the Deeds and the recordation thereof.

14.11 Successors and Assigns. Subject to Section 14.7, this Agreement shall be binding upon and shall inure to the benefit of the Buyer and Sellers and their successors and assigns.

14.12 Attorneys' Fees. The prevailing party in any suit arising out of this Agreement shall be entitled to recover from the losing party all costs of the suit, including reasonable attorneys' fees.

14.13 No Third Party Beneficiary. This contract is not intended to give or confer any benefits, rights, privileges, claims, actions or remedies to any person or entity as a third party beneficiary.

14.14 Time. Time is of the essence in the performance of every provision contained in this Agreement. If the date on which Buyer or Sellers are required to take any action under the terms of this Agreement is not a Business Day, the action shall be taken on the next succeeding Business Day.

14.15 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

14.16 Confidential Information. Buyer shall respect and observe the confidential nature of financial, environmental and other reports and information supplied by Sellers or obtained by Buyer concerning the Properties. If this transaction does not close as to one or more Properties, Buyer shall return or deliver such written reports as to such Properties (including any copies thereof) to Sellers. Buyer will not disclose publicly (except as required by law) any confidential information of Sellers. Sellers shall keep confidential the allocation of the Purchase Price among the Properties except that Sellers may disclose such information to their attorneys and accountants and as required by law.

14.17 Negation of Agency, Partnership. No provision of this Agreement or subsequent conduct of the parties shall be construed as making either party an agent, principal, partner or joint venturer with the other party, or as making either party responsible for the payment or reimbursement of any costs incurred by the other party in pursuing this transaction if this Agreement is terminated for any reason (other than as otherwise expressly set forth in this Agreement concerning responsibility for costs).

                            [SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, Buyer and Sellers have executed this Agreement.

                              SELLERS:

                              SIERRA HEALTH SERVICES, INC.,
                              a Nevada corporation

                              By:      ____________________________

                              HEALTH PLAN OF NEVADA, INC.

                              By:      ____________________________


                              2716 NORTH TENAYA WAY LIMITED PARTNERSHIP

                              By:      SIERRA HEALTH SERVICES, INC.
                                       Its: General Partner

                              By:      ____________________________

                              BUYER:

                              CB RICHARD ELLIS CORPORATE PARTNERS, LLC, a Delaware limited liability company

                              By:      CB RICHARD ELLIS INVESTORS L.L.C.,
                                       a Delaware Limited Liability Company
                                       Its:     Managing Member

                              By:      ___________________________
                                       Howard Sands, Senior Director

                              By:      ____________________________
                                       Scott Tracy, Vice President

                                    EXHIBIT 1
                         Descriptions of the Properties


Property 3
The property commonly known as 900 South Rancho Drive, Las Vegas, Nevada and consisting of 0.362 acres of land and including a two story building of approximately 12,000 square feet and 8 total parking spaces and legally described on Exhibit 1C.

Property 10
Parcel 1
The property commonly known as 2716 North Tenaya Way, Las Vegas, Nevada, consisting of approximately 9.57 acres of land and including a six story building of approximately 204,123 square feet and 909 total parking spaces and legally described on the first page of Exhibit 1J.

Parcel A-3
Raw land consisting of approximately 1.596 acres, legally described on the second page of Exhibit 1J and depicted on the third page of Exhibit 1J.

Before Close of Escrow, Seller shall cause Parcel A-3 to be a separate legal and tax parcel.


Property 11
Parcel 1
The property commonly known as 2724 North Tenaya Way, Las Vegas, Nevada consisting of approximately 1.27 acres of land and including a two story building of approximately 43,480 square feet and 32 total parking spaces and legally described on the first page of Exhibit 1K.

Parcel A-2
An uncovered parking lot consisting of approximately 146 parking spaces legally described on the second page of Exhibit 1K and depicted on the third page of
Exhibit 1K.

Seller shall complete, before Close of Escrow, to Buyer's and Lender's reasonable satisfaction, a lot split or boundary adjustment so that the property commonly known as 2724 North Tenaya Way includes Parcel A-2.

                                    EXHIBIT 2
                                    Other Properties

                                    ---------------------------------
                                    650 N. Nellis Rd.
                                    ---------------------------------
                                    ---------------------------------
                                    888 S. Rancho Dr.
                                    ---------------------------------
                                    ---------------------------------
                                    2300 W. Charleston Blvd.
                                    ---------------------------------
                                    ---------------------------------
                                    2316 W. Charleston Blvd.
                                    --------------------------------
                                    ---------------------------------
                                    2450 W. Charleston Blvd.
                                    ---------------------------------
                                    ---------------------------------
                                    2704 N. Tenaya Way
                                    ---------------------------------
                                    ---------------------------------
                                    4475 S. Eastern Ave.
                                    ---------------------------------
                                    ---------------------------------
                                    6330 W. Flamingo Rd.
                                    ---------------------------------

                                    EXHIBIT 3

                        Base Rent


                        -------------------------------- ----------------------
                        Property                         Year 1

                        -------------------------------- ----------------------
                        -------------------------------- ----------------------
                        2716 N. Tenaya Way                     4,490,705
                        -------------------------------- ----------------------
                        -------------------------------- ----------------------
                        2724 N. Tenaya Way                      956,560
                        -------------------------------- ----------------------
                        -------------------------------- ----------------------
                        900 South Rancho                        251,550
                        -------------------------------- ----------------------
                        -------------------------------- ----------------------
                        Totals:                                $
                        -------------------------------- ----------------------


Base rent for each of the remaining years of the primary term (years 2 through 15) of each Lease shall be adjusted upward 101.5% annually.

                                    EXHIBIT 4

                                     Omitted

                                    EXHIBIT 5

                          Allocation of Purchase Price



                        -------------------------------- ----------------------
                        Property                         Price ($)

                        -------------------------------- ----------------------
                        -------------------------------- ----------------------
                        2716 N. Tenaya Way                          41,500,363
                        -------------------------------- ----------------------
                        -------------------------------- ----------------------
                        2724 N. Tenaya Way                           9,217,190
                        -------------------------------- ----------------------
                        -------------------------------- ----------------------
                        900 South Rancho Drive                       2,423,877
                        -------------------------------- ----------------------
                        -------------------------------- ----------------------
                        Totals:                                     $
                        -------------------------------- ----------------------




         This allocation may be modified by a writing signed by Buyer and Sellers.

                                    EXHIBIT 6

                                 Disclosure List



                               FIRST AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

                  This First Amendment to Purchase and Sale Agreement (the "First Amendment"), dated as of December 8, 2000, is entered into by and between Sierra Health Services, Inc., a Nevada corporation ("Sierra"), Health Plan of Nevada, Inc. ("HPN"), Sierra Health and Life Insurance Company, Inc. ("Sierra Health"), 2716 North Tenaya Way Limited Partnership ("Tenaya Partnership" and together with Sierra, HPN, Sierra Health, "Sellers"), and CB Richard Ellis Corporate Partners, LLC, a Delaware limited liability company ("Buyer").

                                 R E C I T A L S

     A. Sellers and Buyer are parties to that certain Purchase and Sale Agreement dated as of December 1, 2000 (the "Agreement").

     B. The Agreement provides that certain matters are to transpire on or before December 8, 2000.

     C. The parties wish to extend the December 8, 2000 deadline on the terms and conditions set forth herein.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

     1. The first  sentence  in the  definition  of "Due  Diligence  Period"  in
Section 1.1 is hereby deleted and replaced with the following language:

                  "Due Diligence Period" shall mean the period ending on the later of December 15, 2000 or the date on which Buyer receives written approval from Sellers' bank for this transaction.

     2. The second sentence of Section 2.2.3 of the Agreement is hereby deleted and replaced with the following language:

                  In the event the parties have not negotiated a mutually acceptable form of Lease and Lease Guaranty by midnight, Pacific Standard Time, December 11, 2000, either Sellers or Buyer may elect to terminate this Agreement by written notice to the other party(ies) and to Escrow Holder.

     3. All of the provisions of the Agreement shall remain in full force and effect.

     4. This First Amendment may be executed in counterparts and facsimile signatures hereon shall have the same force and effect as originals.

                             Signature page follows

         IN WITNESS WHEREOF, Buyer and Sellers have executed this Agreement.

                          SELLERS:

                          SIERRA HEALTH SERVICES, INC.,
                          a Nevada corporation

                          By:      ____________________________


                          HEALTH PLAN OF NEVADA, INC.

                          By:      ____________________________

                          2716 NORTH TENAYA WAY LIMITED PARTNERSHIP

                          By:      SIERRA HEALTH SERVICES, INC.
                          Its:     General Partner

                          By:      ____________________________

                          SIERRA HEALTH & LIFE INSURANCE, INC.

                          By:      _____________________________

                          BUYER:

                          CB RICHARD ELLIS CORPORATE PARTNERS, LLC, a Delaware limited liability company

                          By: CB RICHARD ELLIS INVESTORS L.L.C., a Delaware Limited Liability company
                                   Its:     Managing Member

                                   By:      ___________________________
                                            Howard Sands, Senior Director

                                   By:      ____________________________
                                            Scott Tracy, Vice President

                               SECOND AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

                  This Second Amendment to Purchase and Sale Agreement (the "Second Amendment"), dated as of December 11, 2000, is entered into by and between Sierra Health Services, Inc., a Nevada corporation ("Sierra"), Health Plan of Nevada, Inc. ("HPN"), Sierra Health and Life Insurance Company, Inc. ("Sierra Health"), 2716 North Tenaya Way Limited Partnership ("Tenaya Partnership" and together with Sierra, HPN, Sierra Health, "Sellers"), and CB Richard Ellis Corporate Partners, LLC, a Delaware limited liability company ("Buyer").

                                 R E C I T A L S

     A. Sellers and Buyer are parties to that certain Purchase and Sale Agreement dated as of December 1, 2000, as amended (the "Agreement").

     B. The Agreement provides that certain matters are to transpire on or before December 11, 2000.

     C. The parties wish to extend the December 11, 2000 deadline on the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

     1. The second sentence of Section 2.2.3 of the Agreement is hereby deleted and replaced with the following language:

                  In the event the parties have not negotiated a mutually acceptable form of Lease and Lease Guaranty by midnight, Pacific Standard Time, December 14, 2000, either Sellers or Buyer may elect to terminate this Agreement by written notice to the other party(ies) and to Escrow Holder.

     2. The second sentence of Section 4.2 is hereby deleted and replaced with the following language:

                  Buyer shall have until December 14, 2000 in which to review all maters reflected in those documents.

     3. All of the provisions of the Agreement shall remain in full force and effect.

     4. This Second Amendment may be executed in counterparts and facsimile signatures hereon shall have the same force and effect as originals.

                             Signature page follows

         IN WITNESS WHEREOF, Buyer and Sellers have executed this Second Amendment.

                                    SELLERS:

                                    SIERRA HEALTH SERVICES, INC.,
                                            a Nevada corporation

                                    By:      ____________________________


                                    HEALTH PLAN OF NEVADA, INC.

                                    By:      ____________________________

                                    2716 NORTH TENAYA WAY LIMITED PARTNERSHIP

                                    By:      SIERRA HEALTH SERVICES, INC.
                                    Its:     General Partner

                                    By:      ____________________________

                                    SIERRA HEALTH & LIFE INSURANCE, INC.

                                    By:      _____________________________

                                    BUYER:

                                    CB RICHARD ELLIS CORPORATE PARTNERS, LLC, a
                                    Delaware limited liability company

                                    By:    CB RICHARD ELLIS INVESTORS L.L.C.,
                                           a Delaware Limited Liability company
                                    Its:   Managing Member

                                    By:      ___________________________
                                             Howard Sands, Senior Director

                                    By:      ____________________________
                                             Scott Tracy, Vice President



                               THIRD AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

                  This Third Amendment to Purchase and Sale Agreement (the "Third Amendment"), dated as of December 14, 2000, is entered into by and between Sierra Health Services, Inc., a Nevada corporation ("Sierra"), Health Plan of Nevada, Inc. ("HPN"), Sierra Health and Life Insurance Company, Inc. ("Sierra Health"), 2716 North Tenaya Way Limited Partnership ("Tenaya Partnership" and together with Sierra, HPN, Sierra Health, "Sellers"), and CB Richard Ellis Corporate Partners, LLC, a Delaware limited liability company ("Buyer").

                                                      R E C I T A L S

     A. Sellers and Buyer are parties to that certain Purchase and Sale Agreement dated as of December 1, 2000, as amended (the "Agreement").

     B. The Agreement provides that certain matters are to transpire on or before December 14, 2000.

     C. The parties wish to extend the December 14, 2000 deadline as to certain matters on the terms and conditions set forth herein and acknowledge receipt of certain items.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

     1. The second sentence of Section 2.2.3 of the Agreement is hereby deleted and replaced with the following language:

                  In the event the parties have not negotiated a mutually acceptable form of Lease and Lease Guaranty by midnight, Pacific Standard Time, December 15, 2000, either Sellers or Buyer may elect to terminate this Agreement by written notice to the other party(ies) and to Escrow Holder.

         2. The Sellers acknowledge receipt of objections to title and survey set forth in the Memorandum from David Kraus dated 12-13-00 sent via email to Sellers on December 13, 2000. Such objections shall be deemed to have been given on December 13, 2000 in compliance with the deadline and notice provisions of the Agreement.

     3. All of the provisions of the Agreement shall remain in full force and effect.

     4. This Third Amendment may be executed in counterparts and facsimile signatures hereon shall have the same force and effect as originals.

                             Signature page follows

         IN  WITNESS  WHEREOF,  Buyer  and  Sellers  have  executed  this  Third
Amendment.

                                   SELLERS:

                                   SIERRA HEALTH SERVICES, INC.,
                                   a Nevada corporation

                                   By:      ____________________________


                                   HEALTH PLAN OF NEVADA, INC.

                                   By:      ____________________________

                                   2716 NORTH TENAYA WAY LIMITED PARTNERSHIP

                                   By:      SIERRA HEALTH SERVICES, INC.
                                   Its:     General Partner

                                   By:      ____________________________

                                   SIERRA HEALTH & LIFE INSURANCE, INC.

                                   By:      _____________________________

                                   BUYER:

                                   CB RICHARD ELLIS CORPORATE PARTNERS, LLC, a Delaware limited liability company

                                   By:      CB RICHARD ELLIS INVESTORS L.L.C.,
                                            a Delaware Limited Liability company
                                            Its:     Managing Member

                                   By:      ___________________________
                                            Howard Sands, Senior Director

                                   By:      ____________________________
                                            Scott Tracy, Vice President

                               FOURTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

                  This Fourth Amendment to Purchase and Sale Agreement (the "Fourth Amendment"), dated as of December 15, 2000, is entered into by and between Sierra Health Services, Inc., a Nevada corporation ("Sierra"), Health Plan of Nevada, Inc. ("HPN"), Sierra Health and Life Insurance Company, Inc. ("Sierra Health"), 2716 North Tenaya Way Limited Partnership ("Tenaya
Partnership" and together with Sierra, HPN, Sierra Health, "Sellers"), CB Richard Ellis Corporate Partners, LLC, a Delaware limited liability company ("Assignor") and CPSIEO, LLC, a Delaware limited liability company ("Buyer").

                                                      R E C I T A L S

     A. Sellers and Assignor are parties to that certain Purchase and Sale Agreement dated as of December 1, 2000, as amended (the "Agreement").

     B. The parties wish to extend certain deadlines as to certain matters on the terms and conditions set forth herein and acknowledge receipt of certain items.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

     1. The second sentence of Section 2.2.3 of the Agreement is hereby deleted and replaced with the following language:

                  In the event the parties have not negotiated a mutually acceptable form of Lease and Lease Guaranty by midnight, Pacific Standard Time, December 18, 2000, either Sellers or Buyer may elect to terminate this Agreement by written notice to the other party(ies) and to Escrow Holder.

         2. Assignor hereby notifies Sellers that pursuant to Section 14.7 of the Agreement, it has assigned its rights and obligations under the Agreement to Buyer effective December 15, 2000.

     3. The "Extended Review Period" shall be extended to midnight, Pacific Standard Time, December 19, 2000. All of the provisions of the Agreement as amended hereby shall remain in full force and effect.

     4. This Fourth Amendment may be executed in counterparts and facsimile signatures hereon shall have the same force and effect as originals.

                             Signature page follows



         IN WITNESS WHEREOF, the parties have executed this Fourth Amendment.

                          SELLERS:

                          SIERRA HEALTH SERVICES, INC.,
                          a Nevada corporation

                          By:      ____________________________


                          HEALTH PLAN OF NEVADA, INC.

                          By:      ____________________________

                          2716 NORTH TENAYA WAY LIMITED PARTNERSHIP

                          By:      SIERRA HEALTH SERVICES, INC.
                          Its:     General Partner

                          By:      ____________________________

                          SIERRA HEALTH & LIFE INSURANCE, INC.

                          By:      _____________________________

                          ASSIGNOR:

                          CB RICHARD ELLIS CORPORATE PARTNERS, LLC, a Delaware limited liability company

                          By: CB RICHARD ELLIS INVESTORS L.L.C., a Delaware Limited Liability company
                                   Its:     Managing Member

                          By:      ___________________________
                                   Howard Sands, Senior Director

                          By:      ____________________________
                                   Scott Tracy, Vice President



                          BUYER:

                          CPSIEO, LLC, a Delaware limited liability company

                          By:      ___________________________
                                   Howard Sands, Manager




                               FIFTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT


         This Fifth Amendment to Purchase and Sale Agreement (the "Fifth Amendment"), dated as of December 18, 2000, is entered into by and between Sierra Health Services, Inc., a Nevada corporation ("Sierra"), Health Plan of Nevada, Inc. ("HPN"), Sierra Health and Life Insurance Company, Inc. ("Sierra Health"), 2716 North Tenaya Way Limited Partnership ("Tenaya Partnership" and together with Sierra, HPN, Sierra Health, "Sellers"), and CPSIEO, LLC, a Delaware limited liability company ("Buyer").


                                 R E C I T A L S

     A. Sellers and Assignor are parties to that certain Purchase and Sale Agreement dated as of December 1, 2000, as amended (the "Agreement").

     B. The parties wish to extend certain deadlines as to certain matters on the terms and conditions set forth herein and acknowledge receipt of certain items.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

     1. The second sentence of Section 2.2.3 of the Agreement is hereby deleted and replaced with the following language:

                  In the event the parties have not negotiated a mutually acceptable form of Lease and Lease Guaranty by midnight, Pacific Standard Time, December 19, 2000, either Sellers or Buyer may elect to terminate this Agreement by written notice to the other party(ies) and to Escrow Holder.

     2. This Fifth Amendment may be executed in counterparts and facsimile signatures hereon shall have the same force and effect as originals.



                             Signature page follows

         IN WITNESS WHEREOF, the parties have executed this Fifth Amendment.

                          SELLERS:

                          SIERRA HEALTH SERVICES, INC.,
                          a Nevada corporation

                          By:      ____________________________


                          HEALTH PLAN OF NEVADA, INC.

                          By:      ____________________________

                          2716 NORTH TENAYA WAY LIMITED PARTNERSHIP

                          By:      SIERRA HEALTH SERVICES, INC.
                          Its:     General Partner

                          By:      ____________________________

                          SIERRA HEALTH & LIFE INSURANCE, INC.

                          By:      _____________________________

                          BUYER:

                          CPSIEO, LLC, a Delaware limited liability company

                          By:      ___________________________
                                   Howard Sands, Manager



                               SIXTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT


         This Sixth Amendment to Purchase and Sale Agreement (the "Sixth Amendment"), dated as of December 19, 2000, is entered into by and between Sierra Health Services, Inc., a Nevada corporation ("Sierra"), Health Plan of Nevada, Inc. ("HPN"), Sierra Health and Life Insurance Company, Inc. ("Sierra Health"), 2716 North Tenaya Way Limited Partnership ("Tenaya Partnership" and together with Sierra, HPN, Sierra Health, "Sellers"), and CPSIEO, LLC, a Delaware limited liability company ("Buyer").


                                 R E C I T A L S

     A. Sellers and Buyer are parties to that certain Purchase and Sale Agreement dated as of December 1, 2000, as amended (the "Agreement").

     B. The parties wish to extend certain deadlines as to certain matters on the terms and conditions set forth herein.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

     1. The second sentence of Section 2.2.3 of the Agreement is hereby deleted and replaced with the following language:

                  In the event the parties have not negotiated a mutually acceptable form of Lease and Lease Guaranty by midnight, Pacific Standard Time, December 20, 2000, either Sellers or Buyer may elect to terminate this Agreement by written notice to the other party(ies) and to Escrow Holder.

     2. This Sixth Amendment may be executed in counterparts and facsimile signatures hereon shall have the same force and effect as originals.



                             Signature page follows

         IN WITNESS WHEREOF, the parties have executed this Sixth Amendment.

                          SELLERS:

                          SIERRA HEALTH SERVICES, INC.,
                          a Nevada corporation

                          By:      ____________________________


                          HEALTH PLAN OF NEVADA, INC.

                          By:      ____________________________

                          2716 NORTH TENAYA WAY LIMITED PARTNERSHIP

                          By:      SIERRA HEALTH SERVICES, INC.
                          Its:     General Partner

                          By:      ____________________________

                          SIERRA HEALTH & LIFE INSURANCE, INC.

                          By:      _____________________________

                          BUYER:

                          CPSIEO, LLC, a Delaware limited liability company

                          By:      ___________________________
                                   Howard Sands, Manager



                              SEVENTH AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT


         This Seventh Amendment to Purchase and Sale Agreement (the "Seventh Amendment"), dated as of December 20, 2000, is entered into by and between Sierra Health Services, Inc., a Nevada corporation ("Sierra"), Health Plan of Nevada, Inc. ("HPN"), Sierra Health and Life Insurance Company, Inc. ("Sierra Health"), 2716 North Tenaya Way Limited Partnership ("Tenaya Partnership" and together with Sierra, HPN, Sierra Health, "Sellers"), and CPSIEO, LLC, a Delaware limited liability company ("Buyer").


                                 R E C I T A L S

     A. Sellers and Buyer are parties to that certain Purchase and Sale Agreement dated as of December 1, 2000, as amended (the "Agreement").

     B. The parties wish to extend certain deadlines as to certain matters on the terms and conditions set forth herein.

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

     1. The second sentence of Section 2.2.3 of the Agreement is hereby deleted and replaced with the following language:

                  In the event the parties have not negotiated a mutually acceptable form of Lease and Lease Guaranty by midnight, Pacific Standard Time, December 21, 2000, either Sellers or Buyer may elect to terminate this Agreement by written notice to the other party(ies) and to Escrow Holder.

     2. This Seventh Amendment may be executed in counterparts and facsimile signatures hereon shall have the same force and effect as originals.



                             Signature page follows

         IN WITNESS WHEREOF, the parties have executed this Seventh Amendment.

                          SELLERS:

                          SIERRA HEALTH SERVICES, INC.,
                          a Nevada corporation

                          By:      ____________________________


                          HEALTH PLAN OF NEVADA, INC.

                          By:      ____________________________

                          2716 NORTH TENAYA WAY LIMITED PARTNERSHIP

                          By:      SIERRA HEALTH SERVICES, INC.
                          Its:     General Partner

                          By:      ____________________________

                          SIERRA HEALTH & LIFE INSURANCE, INC.

                          By:      _____________________________

                          BUYER:

                          CPSIEO, LLC, a Delaware limited liability company

                          By:      ___________________________
                                   Howard Sands, Manager